Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Douglas A. McIntyre, the chairman, president, and chief executive officer of On2 Technologies, Inc. (the "Company"), hereby certifies that, to his knowledge:

      (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        By: /s/ Douglas A. McIntyre
                                            ------------------------------------
                                                    Douglas A. McIntyre
                                                  Chairman, President and
                                                  Chief Executive Officer
                                                  On2 Technologies, Inc.

October 31, 2005


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